MET INVESTORS SERIES TRUST

                       Lord Abbett Mid Cap Value Portfolio

                        SUPPLEMENT DATED JULY 1, 2008 TO
                        PROSPECTUSES DATED APRIL 28, 2008

     This Supplement is made as of July 1, 2008 to the Prospectuses of Met Investors Series Trust dated April 28, 2008.

     Effective immediately, the information appearing in the "Management--The Advisers" section of the Prospectuses regarding the portfolio mangers to the Lord Abbett Mid Cap Value Portfolio is revised in its entirety with the following:

LORD ABBETT MID CAP VALUE PORTFOLIO

o Lord Abbett uses an investment management team to manage the Portfolio. Howard E. Hansen, Partner and Portfolio Manager, heads the team. Mr. Hansen joined Lord Abbett in 1995. Assisting Mr. Hansen is Jeff Diamond, Portfolio Manager, who joined Lord Abbett in 2007. Mr. Diamond was formerly a Managing Director at Axia Capital Management, LLC (2004-2006), and prior to 2004 served as a Senior Vice President/Portfolio Manager at Franklin Mutual Advisers. Messrs. Hansen and Diamond are jointly and primarily responsible for the day-to-day management of the Portfolio.